33. Events after the reporting period	12 Months Ended
Dec. 31, 2019
Events After Reporting Period
Events after the reporting period

25th Issuance of Debentures

On February 20, 2020, the Board of Directors approved the 25th issuance simple, unsecured, non-convertible debentures, in up to three series, for public distribution, with restricted placement efforts, pursuant to CVM Instruction nº 476, in the total amount of R $ 1,000,000,000.00. The amount of Debentures to be allocated in each series of the Offer will occur through the communicating vessels system.

In April 27, 2020, Sabesp carried out the twenty-fifth issuance of debentures of R$1.45 billion, with a maturity date of October 2021 and bearing interest at a rate of CDI plus 3.30% per year. Considering the  uncertainties arising from the coronavirus crisis and its effect on the economy and financial markets, the Company decided to increase the amount issued in R$ 450 million.

The proceeds from the issuance and offering of the Debentures will be used to the refinance of its financial commitments maturing in 2020 and to replenish the Company's cash position.

COVID-19 (Coronavirus)

The services provided by the Company become even more essential to society in the context of the COVID 19 pandemic. The interruption of water supply by a basic sanitation company may compromise the guidance given by the World Health Organization (WHO) so that everyone maintains good hygiene habits, such as washing your hands correctly and more often.

The Company has implemented several preventive measures so that its employees are not exposed to risky situations, such as: (i) use of home-office practice particularly in the administrative sectors and for all employees over 60; (ii) restriction of national and international travel; (iii) use of remote communication; (iv) anticipation of the vaccination campaign; among others. The Company additionally took all necessary preventive measures so that employees with strategic functions can comply with them without increasing the risk of contamination, ensuring continuity in the provision of essential services.

Some materials used in the treatment of water and sewage are imported and may suffer some type of restriction, however these can be replaced by alternative products in Brazil. Accordingly, there is no expectation of any negative effect on the Company's operations.

On March 20, 2020, SABESP released a Material Fact stating that the Executive Board approved the proposal to exempt customer categories consumption of "Residencial Social" and "Residencial Favela (Shantytown)" from paying water/sewage bills. This measure covers all municipalities operated for a period of 90 days and refer to accounts issued as of April 1, 2020, which must be ratified by the Board of Directors. To preserve the economic and financial sustainability of Company, the impact on revenue may be offset by reduced expenses and budgetary adjustments.

On March 22, 2020, the São Paulo State Government decreed quarantine throughout the State, restricting activities in order to avoid the accelerated spread of COVID 19. In this sense, the Company's revenues in the commercial and public categories may have a negative impact in future reporting periods due to the reduction in the level of activity. On the other hand, this same measure may increase consumption in the residential category. The trend in the industrial category is not clear, since there are sectors that will increase production and, therefore, increase the demand for water, while others will have to reduce it.

In order to cope with the constant investments in infrastructure, the Company annually uses third party capital, as a complement to its own resources. The impacts of COVID-19 in attracting borrowings and financing is still uncertain, however the Company has sufficient resources of funds to fulfill its short and medium term strategy for the next 12 months.

At this time, it is not possible to assess all the impacts that COVID-19 may have in the future, for this reason this topic is being assessed daily by the Company's management.

On March 30, 2020, the Board of Directors ratified the exemption approved by the Executive Board On March 19, 2020 that deals with the proposal to exempt customer categories consumption of "Residencial Social" and "Residencial Favela (Shantytown)", registered on March 19, 2020, from paying water/sewage bills for 90 days for bills issued as of April 1, 2020, covering  all municipalities operated by the Company.

Tariff Adjustment Index

On April 9, 2020, the São Paulo State Sanitation and Energy Regulatory Agency ("ARSESP") published Resolutions nº 980 and nº 979.

Resolution nº 980 disclosing a tariff adjustment index of 2.4924% for the Company, broken down as follows:

•	IPCA variation of 3.3032% in the period;
•	Efficiency Factor (X Factor) of 0.6920%; and
•	Quality factor (Q Factor) of -0.1188%.

However, considering Official Letter SIMA/GAB/370/2020, of the State Secretariat for Infrastructure and Environment, which requests ARSESP to evaluate the possibility of postponing the tariff adjustment for 90 days, further to Decree 64,879/2020, recognizing the state of public calamity resulting from the COVID-19 pandemic, ARSESP decided:

•	To postpone the publication of the new tariff tables, resulting from the annual tariff adjustment to June 10, 2020;
•	The adjusted tariff tables, including the tables of the municipalities of Iperó, Pereiras, Santa Branca and Santa Isabel, will be published by June 10, 2020 and will be applied as of thirty days from their publication, pursuant to Law 11,445/2007;
•	The compensatory adjustments for the postponement of the application of the annual tariff adjustment will be calculated until June 10, 2020; and
•	The amount to be compensated will be distributed in the tariffs in the period between July 10, 2020 and May 10, 2021, when the results of the Third Ordinary Tariff Revision will be applied.

Resolution  No. 979 informs that ARSESP will evaluate  the economic-financial balance of the provision of services in order to restore it in due course, if necessary, as a result of the impact of the exemption from tariffs on water / sewage bills of consumers in the "Residential Social" and "Residential Favela (Shantytown)" categories consumption, registered on 03/19/2020 for 90 days for accounts issued as of 04/01/2020 and which will cover all municipalities operated by the Company.

Conversion from Dollars to Reais of the debt contracted with the Inter American Development Bank (IDB)

On April 28, 2020, the Company carried out the conversion from Dollars to Reais of the debt contracted with the Inter American Development Bank (IDB) in the amount of US$ 494,616,801.20, corresponding to the debt balance of the 2202 / OC-BR loan related to the Rio Tietê Stage III Depollution Program. The details are:

o	Date: Executed, April 27, 2020 / effective, May 5, 2020
o	Expiration: 3 September 2035
o	Amortization: Semiannual installments
o	Total amount:
o	From: US$ 494,616,801.20
o	To: R$ 2,810,907,281.22
o	Interest rate:
o	From: Dollar - Libor 3 months + 0.39% per year (*)
o	For: Reais – DI + 0.06% per year (*)

(*) On this rate, the variable margin for loans from IDB Ordinary Capital is added. This rate is periodically determined by the bank and today is at 80 bps